IVA FIDUCIARY TRUST

IVA Worldwide Fund
IVA International Fund

Supplement dated September 13, 2013 to the
Statement of Additional Information dated January 31, 2013 for the IVA Worldwide Fund and
IVA International Fund (each a “Fund” and, together, the “Funds”)

           This Supplement updates information in the Statement of Additional Information (the “SAI”) of the IVA Fiduciary Trust (the “Trust”) dated January 31, 2013. You may obtain a copy of the Funds’ SAI free of charge, upon request, by calling the toll-free number (866) 941-4482 or by visiting the Trust’s website at www.ivafunds.com.

           At a regular meeting of the Board of Trustees (the “Board”) of the Trust held on September 12, 2013, the Board, upon the unanimous recommendation of its Nominating and Governance Committee, appointed William M. Rose to the Board, effective September 12, 2013, to serve until his successor is duly elected and qualified. In connection with this appointment, the section of the SAI entitled “MANAGEMENT OF THE FUNDS – Board of Trustees” is updated as follows:

           On page 24, the table containing information on each Board member’s experience, qualifications, attributes or skills, is supplemented with the following:

Independent Trustees(1)
Term of
Name	Position(s)	Office (2)and	Principal	Number of Portfolios
(Birth	Held with the	Length of	Occupation(s)	in Fund Complex	Other Trusteeships/
Year)	Trust	Time Served	During Past 5 Years	Overseen by Trustee	Directorships Held

William M. Rose	Trustee	since 2013	Member, Investment	2	None.
Advisory Committee,
(1945)			CYMI, Inc. (family
office) (since 2011);
President/ Chief
Investment Officer/
Strategist, Okabena
Investment Services
(registered investment
advisor) (2006-2011).

(1)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(2)	Each Trustee serves until resignation or removal from the Board.

           On page 25, following the information for Adele R. Wailand, Manu Bammi, Ronald S. Gutstein, and Michael W. Malafronte, the following is added:

William M. Rose – Through his position as Chief Investment Officer of a registered investment advisor and other senior management positions, Mr. Rose has experience in strategic investment planning, financial and treasury management and board oversight. In addition, Mr. Rose has experience as a Certified Public Accountant and is a Chartered Financial Analyst.

           On page 25, in the subsection entitled “Additional Information about the Board and its Committees,” the following is added to replace the second sentence of the first paragraph of the subsection:

The members of both the Audit Committee and the Nominating and Governance Committee consist of all the Independent Trustees, namely Manu Bammi, Ronald S. Gutstein, William M. Rose and Adele R. Wailand.

           On page 26, in the subsection entitled “Trustee Ownership of the Funds,” the table is supplemented with the following:

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity		Companies Overseen by Trustee in Family
	Securities in the Funds(1)		of Investment Companies(1)
Independent Trustees

	Over $100,000	(Worldwide Fund)	Over $100,000
William M. Rose
	None	(International Fund)

(1)	As of September 12, 2013.

As of January 3, 2013 (and September 12, 2013 for Mr. Rose), the Trustees and officers of each Fund, individually and as a group, owned less than 1% of the outstanding shares of each Fund.

Please retain this supplement for future reference.